Exhibit 10.4.b.1

SECOND AMENDMENT
OF
FMC CORPORATION EMPLOYEES' RETIREMENT PROGRAM
PART II UNION HOURLY EMPLOYEES' RETIREMENT PLAN
(As Amended and Restated Effective January 1, 1999)

          WHEREAS, FMC Corporation (the "Company") maintains the FMC Corporation Employees' Retirement Program Part II Union Hourly Employees' Retirement Plan (the "Plan"); and

          WHEREAS, amendment of the Plan is now considered desirable;

          NOW, THEREFORE, by virtue and in exercise of the powers reserved to the Company under Section 11.1 Plan Amendment or Termination of the Plan, and pursuant to authority delegated to the undersigned officer of the Company by resolution of its Board of Directors, the Plan is hereby amended, effective as of the dates specified below, in the following respects:

          1.       Effective January 1, 1999, in Article I, the definition of Period of Service is revised for purposes of clarification by deleting the second sentence thereof in its entirety and inserting the following in lieu thereof:

    "Notwithstanding the foregoing, if an Employee incurs a One-Year Period of Severance at a time when he or she has no vested interest under the Plan and the Employee does not perform an Hour of Service within 5 years after the beginning of the One-Year Period of Severance, the Period of Vesting Service prior to such One-Year Period of Severance shall not be aggregated."

          2.       Effective January 1, 1999, Section 4.1 Amount of Termination Benefit is hereby amended to correct a scrivener's error by changing the term "Years of Credited Service" to the term "Years of Vesting Service" in each place it appears in such section.

          3.       Effective January 1, 1999, Supplement 1 - Industrial Chemical Division, Green River Wyoming, is hereby amended for purposes of clarification by deleting the text of Section 1-3 Earnings in its entirety, and inserting the following in lieu thereof:

          "Earnings means the total compensation paid by the Company or a Participating Employer to an Eligible Employee for each Plan Year that is currently includible in gross income for federal income tax purposes; plus the Employee's Pre-Tax Contributions and amounts contributed to a plan described in Code Section 125 or 132.

          The annual amount of Compensation taken into account for a Participant must not exceed $160,000 (as adjusted by Internal Revenue Service for cost-of-living increases in accordance with Code Section 401(a)(17)(B)).

          A Participant's Compensation will be conclusively determined according to the Company's records."

          4.       Effective July 1, 2000, Supplement 1 - Industrial Chemical Division, Green River, Wyoming, is hereby amended by adding the following to the end of Section 1-6 Amount of Normal Retirement Benefit:

          "Effective as of June 30, 2000, each Participant's benefit accrued under the formula described above shall be calculated and maintained as a frozen benefit ("Compensation-Based Accrued Benefit"). For periods beginning on and after July 1, 2000, a Participant's Normal Retirement Benefit shall be equal to the greater of the Compensation-Based Accrued Benefit, if any, and the product of the benefit rate determined under the following schedule in effect at the termination of the Participant's Years of Credited Service multiplied by the Participant's Years of Credited Service:

Termination Date	Benefit Rate
On or after July 1, 2000	$70.00
On or after July 1, 2001	$73.00
On or after July 1, 2002	$74.00
On or after July 1, 2003	$74.00
On or after July 1, 2004	$76.00"

          5.       Effective as of July 1, 2000, and continuing through July 1, 2005, Supplement 1 - Industrial Chemical Division, Green River, Wyoming, is hereby amended by adding the following as Section 1-13 Pension Supplement:

                  "1-13 Pension Supplement

          A Participant who retires on or after July 1, 2000, but on or before July 1, 2005 after reaching age 60 or later shall receive a supplemental pension payment of $300.00 per month through the month of the Participant's 65th birthday."

          6.       Effective as of July 1, 2000, Supplement 1 - Industrial Chemical Division, Green River, Wyoming, is hereby amended by adding the words "Effective for periods prior to July 1, 2000" to the beginning of the first sentence of words Section 1-11 Disability Retirement, and by adding the following immediately after the first sentence:

  "For periods beginning on or after July 1, 2000, the Disability Retirement Benefit is eliminated in accordance with the collective bargaining agreement with the union to provide a long-term disability plan benefit instead of the Disability Retirement Benefit."

          7.       Effective October 9, 2000, Supplement 2 - Jetway Systems Division, Ogden, Utah is hereby amended by adding the following to the end of Section 2-6 Normal Retirement Benefit:

          "Effective October 8, 2000, each Participant's monthly Normal Retirement Benefit accrued under the formula described above shall be calculated and maintained as a frozen benefit ("Prior Formula Accrued Benefit"). For periods beginning on or after October 9, 2000, a Participant's Normal Retirement Benefit shall be equal to the greater of the Prior Formula Accrued Benefit, if any, and the product of the benefit rate of $30.00 multiplied by the Participant's Years of Credited Service."

          8.       Effective June 1, 2000, Supplement 8 - Agricultural Chemical Division, Baltimore, Maryland is hereby amended by adding the following to end of Section 8-5 Normal Retirement Benefit:

"Termination Date	Benefit Rate
On or after June 1, 2000	$28.50
On or after June 1, 2001	$29.50
On or after June 1, 2002	$30.50"

          9.       Effective June 1, 2000, Supplement 8 - Agricultural Chemical Division, Baltimore, Maryland is hereby amended by adding the following as Section 8-10 Pension Supplement:

                  "8-10 Pension Supplement

          A Participant who retires on or after June 1, 2000 after reaching age 62 but before age 65 shall receive a supplemental monthly pension payment equal to the amount of early retirement reduction the Participant is subject to under Section 8-6 Early Retirement Reduction Factor per month through the month of Participant's 65th birthday."

          10.       Effective June 28, 2000, Supplement 9 - Organic Chemical Division, Tonowanda, New York is hereby amended by adding the following to Section 8-5 Normal Retirement Benefit immediately after the words "On or after July 15, 1999 $30.00":

"On or after July 15, 2000	$32.00
On or after July 15, 2001	$34.00
On or after July 15, 2002	$36.00
On or after July 15, 2003	$38.00"

          11.       Effective May 1, 2000, Supplement 10 - Industrial Chemicals Division, Carteret, New Jersey is hereby amended by deleting the text of Section 10-1 Eligible Employees in its entirety, and by inserting the following in lieu thereof:

"The terms of this Supplement apply only to individuals participating in the Plan, who worked in Carteret, New Jersey, and who were covered by the Collective Bargaining Agreement between the Company and the International Chemical Workers Union, Local No. 144 on or before April 30, 2000 who have not yet received a full distribution of their benefit from the Plan ("Participant")."

          12.       Effective December 1, 1999, Supplement 12 Food Processing Machinery Division, Hoopeston, Illinois is hereby amended by adding the following text to the end of Section 12-5 Normal Retirement Benefit:

"On or after December 1, 1999	$30.00"

          13.       Effective May 1, 2000, Supplement 13 - Kemmerer Coke Plant, Kemmerer, Wyoming is hereby amended by deleting the text of Section 13-1 Eligible Employees in its entirety, and by inserting the following in lieu thereof:

"The terms of this Supplement apply only to individuals participating in the Plan who worked in Kemmerer Wyoming and who were covered by the Collective Bargaining Agreement between the Company and the International Union, United Mine Workers of America on or before April 30, 2000 who have not yet received a full distribution of their benefit from the Plan ("Participant")."

          14.       Effective May 1, 2000, Supplement 14 - Industrial Chemical Division, Lawrence, Kansas is hereby amended by deleting the text of Section 14-1 Eligible Employees in its entirety, and by inserting the following in lieu thereof:

"The terms of this Supplement apply only to individuals participating in the Plan who worked in Lawrence, Kansas and who were covered by the Collective Bargaining Agreement between the Company and the International Chemical Workers Union, Local No. 605 on or before April 30, 2000 who have not yet received a full distribution of their benefit from the Plan ("Participant")."

          15.       Effective June 1, 1999, Supplement 16 - Industrial Chemical Division, Newark, California is hereby amended by adding the following text to the end of Section 16-5 Normal Retirement Benefit:

          "Effective June 1, 1999, a Participant's monthly Normal Retirement Benefit shall be determined by multiplying the fixed rate of $30.00 by the number of Participant's Years of Credited Service."

          16.       Effective January 1, 1999, Supplement 16 - Industrial Chemical Division, Newark, California is hereby amended to clarify a scrivener's error by deleting the text of Section 16-6 Early Retirement Reduction Factor in its entirety and inserting the following in lieu thereof:

"If a Participant's Early Retirement Benefit commences prior to age 62, the Participant's Early Retirement Benefit shall be reduced according to the following table:

Percentage of Normal Retirement Basic Benefit
Payable Upon Commencement of Early Retirement Benefit Based on Age

MONTHS
Years	0	1	2	3	4	5	6	7	8	9	10	11
55	74.00	74.33	74.67	75.00	75.33	75.67	76.00	76.33	76.67	77.00	77.33	77.67
56	78.00	78.33	78.67	79.00	79.33	79.67	80.00	80.33	80.67	81.00	81.33	81.67
57	82.00	82.33	82.67	83.00	83.33	83.67	84.00	84.33	84.67	85.00	85.33	85.67
58	86.00	86.33	86.67	87.00	87.33	87.67	88.00	88.33	88.67	89.00	89.33	89.67
59	90.00	90.33	90.67	91.00	91.33	91.67	92.00	92.33	92.67	93.00	93.33	93.67
60	94.00	94.25	94.50	94.75	95.00	95.25	95.50	95.75	96.00	96.25	96.50	96.75
61	97.00	97.25	97.50	97.75	98.00	98.25	98.50	98.75	99.00	99.25	99.50	99.75"

          17.       Effective January 1, 1999, the following Section 16-9 Termination Benefits Reduction Factor is added to the end of Supplement 16, Industrial Chemical Division, Newark, California for purposes of clarification:

          "16-9 Termination Benefits Reduction Factor

          If a Participant's Termination Benefit commences prior to age 65, the Participant's Termination Benefit shall be reduced by ½ of 1% for each month between the Participant's Annuity Starting Date and the Participant's 65th birthday."

          18.       Effective October 2, 1999, Supplement 17 - Food and Pharmaceutical Products Division, Newark, Delaware, is hereby amended by deleting the name of the Supplement and inserting the following in lieu thereof: BioPolymer Division, Newark, Delaware, and by adding the following to the end of Section 17-5 Normal Retirement Benefit:

          "For Participants who retire on or after October 1, 1999, but before October 1, 2000:

Years of Credited Service	Service Segment Multiplier
1-10 years	$25.50
11-20 years	$26.50
21+ years	$27.50

          For Participants who retire on or after October 1, 2000, but before October 1, 2001:

Years of Credited Service	Service Segment Multiplier
1-10 years	$27.50
11-20 years	$28.50
21+ years	$29.50

          For Participants who retire on or after October 1, 2001:

Years of Credited Service	Service Segment Multiplier
1-10 years	$29.50
11-20 years	$30.50
21+ years	$31.50"

          19.       Effective July 31, 1999, Supplement 18 - Industrial Chemical Division, Nitro, West Virginia is hereby amended by deleting the text of Section 18-1 Eligible Employees in its entirety, and by inserting the following in lieu thereof:

"The terms of this Supplement apply only to individuals participating in the Plan who worked in Nitro, West Virginia and who were covered by the Collective Bargaining Agreement between the Company and the United Steelworkers of America District No. 8 on behalf of Local Union 12757 on or before July 31, 1999. On July 31, 1999 the Company sold assets to Great Lakes Chemical Company ("GLCC") relating to the business in Nitro, West Virginia. GLCC agreed to accept a transfer of assets and liabilities from the Trust for the benefit of the employees it hired. Such transfer shall include only assets and liabilities from the Trust, shall exclude the annuitized benefits provided for under annuity contracts of the Plan, and shall take place as soon as practicable after the Company's receipt of a favorable determination letter on the Plan from the Internal Revenue Service."

          20.       Effective May 1, 2000, Supplement 19 - Industrial Chemical Division, Pocatello, Idaho is hereby amended by deleting the text of Section 19-1 Eligible Employee in its entirety, and by inserting the following in lieu thereof:

"The terms of this Supplement apply only to individuals participating in the Plan who worked in Pocatello, Idaho and who were covered by the Collective Bargaining Agreement between the Company and the International Association of Machinists (AFL-CIO) Gate City Mechanics Lodge No. 1933 on or before April 30, 2000 who have not yet received a full distribution of their benefit from the Plan ("Participant")."

          21.       Effective May 22, 2000, Supplement 20 - Industrial Chemical Group, Spring Hill Plant, South Charleston, West Virginia is hereby amended by adding the following to the end of Section 20-5 Normal Retirement Benefit:

          "For Participants who retire on or after May 19, 2000 but before May 19, 2001:

Years of Credited Service	Service Segment Multiplier
1-10 years	$35.50
11-20 years	$36.50
21+ years	$37.50

          For Participants who retire on or after May 19, 2001 but before May 19, 2002:

Years of Credited Service	Service Segment Multiplier
1-10 years	$37.50
11-20 years	$38.50
21+ years	$39.50

          For Participants who retire on or after May 19, 2002:

Years of Credited Service	Service Segment Multiplier
1-10 years	$38.50
11-20 years	$39.50
21+ years	$40.50"

          IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized representative this 19th day of September, 2000.

FMC CORPORATION

By: /s/ Stephen F. Gates
Member, Employee Welfare Benefits Plan Committee